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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 12, 2003


                          GENESIS HEALTH VENTURES, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                     0-33217                06-1132947
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)



             101 East State Street,
          Kennett Square, Pennsylvania                  19348
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    (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code   (610) 444-6350
                                                       -------------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.       Other Events
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On February 12, 2003, Genesis Health Ventures, Inc. ("Genesis") announced plans to spin-off its eldercare business in what is expected to be a tax-free transaction to shareholders. The transaction is expected to be completed by the end of calendar year 2003.

The remaining company will retain Genesis' NeighborCare pharmacy operations and is expected to operate under the NeighborCare brand. The new company will include the Genesis ElderCare skilled nursing centers, Genesis Rehabilitation Services, and several ancillary businesses.

Each company will have its own board of directors and senior management team. NeighborCare will continue to be led by Robert H. Fish, currently Chairman and Chief Executive Officer of Genesis. George V. Hager, Jr., currently Executive Vice President and Chief Financial Officer of Genesis, will lead the independent eldercare company as its Chief Executive Officer.

Genesis intends to seek a ruling from the Internal Revenue Service with respect to the tax-free nature of the distribution of shares of the independent eldercare company.

Statements made in this report, and in Genesis' other public filings and releases, which are not historical facts contain "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may" and similar expressions. Factors that could cause actual results to differ materially include, but are not limited to, the following: statements regarding the consummation of the proposed spin-off, the effect on future earnings, cash flow or other operating results, the expected timing of the spin-off and the tax treatment of the proposed spin-off, changes in the reimbursement rates or methods of payment from Medicare or Medicaid, or the implementation of other measures to reduce reimbursement for Genesis' services; changes in pharmacy legislation and payment formulas; the expiration of enactments providing for additional government funding; efforts of third party payors to control costs; the impact of federal and state regulations; changes in payor mix and payment methodologies; further consolidation of managed care organizations and other third party payors; competition in Genesis' businesses; an increase in insurance costs and potential liability for losses not covered by, or in excess of, Genesis' insurance; competition for qualified staff in the healthcare industry; Genesis' ability to control operating costs and generate sufficient cash flow to meet operational and financial requirements; an economic downturn or changes in the laws affecting Genesis' business in those markets in which Genesis operates; that there can be no assurance that the exit from Florida will be consummated; and that there can be no assurance that any spin-off transaction will be completed and if completed will increase shareholder value.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Genesis' control. Genesis cautions investors that any forward-looking statements made by Genesis are not guarantees of future performance. Genesis disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENESIS HEALTH VENTURES, INC.



Date:  February 21, 2003                By:  /s/ George V. Hager, Jr.
                                             --------------------------------
                                             George V. Hager, Jr.
                                             Executive Vice President and
                                             Chief Financial Officer